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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)

October 18, 2002

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-692	46-0172280
(Commission File Number)	(IRS Employer Identification Number)
125 South Dakota Avenue Sioux Falls, South Dakota 57104
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code (605) 978-2908
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

        On October 18, 2002, NorthWestern Corporation (the "Company") issued the press release attached hereto as exhibit 99.1 and made a part hereof announcing the extension of its exchange offer for its 7-7/8% Notes due 2007 and its 8-3/4% Notes due 2012 until Monday, October 21, 2002. For additional information, please see the press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Exhibit Title
99.1*	Press Release of Northwestern Corporation, dated October 18, 2002

*
Filed herewith

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

NORTHWESTERN CORPORATION (Registrant)
Dated: October 18, 2002	By:	/s/ KIPP D. ORME Name: Kipp D. Orme Title: Vice-President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
99.1*	Press Release of Northwestern Corporation, dated October 18, 2002

*
Filed herewith

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS